EXHIBIT 99.1



Mr. Wilson Wong                                      September 11, 2003
Asante Technologies, Inc.
821  Fox Lane
San Jose, California  95131

Re: Acquisition of Asante Technologies, Inc.
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Dear Mr. Wong:

         This letter of intent ("LOI") is for the purpose that Acorn Campus Fund II, Inc., (the "Acquiror"), is interested to acquire Asante Technologies, Inc., a Delaware corporation (the "Seller"), in an all cash merger transaction (the "Acquisition") under the following terms and conditions.

1. Acquisition of Stock. The Acquiror shall acquire all of the issued and outstanding capital stock of the Seller and any shares of capital stock of the Seller underlying any outstanding options or warrants (the "Stock") for the total cash price at $5,400,000

2. Conditions Precedent. The consummation of the Acquisition is subject to the following conditions:

         (a) Due Diligence. The Acquiror and its Representatives shall have ten (10) working days to complete their due diligence investigation. Seller shall fully cooperate with Acquiror for the documents required, and Acquiror or its Representatives shall keep everything confidential. Acquiror agrees that this due diligence condition shall be satisfied (and the Acquiror shall not have any basis to terminate this agreement) and the purchase price shall not be reduced unless Acquiror has reasonably identified material gross fraud during its due diligence investigation.

         (b) Formal Agreement. A formal Merger and Acquisition Agreement between both parties shall be signed within fifteen (15) working days.

         (c) SEC Filings. The Seller is currently working through a restatement of its financials, and hence cannot file a 10-Q for its third fiscal quarter ended June 28, 2003, until a Form 10-K/A is filed with the SEC. The Company plans to file its 10Q shortly after filing of its 10-K/A. Subject to this exclusion, the Seller shall have (i) prepared all necessary proxy materials related to the Acquisition, such
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Asante Technologies, Inc.
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September 11, 2003

                  materials shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated to make the statements therein not misleading in light of the circumstances under which they are made; (ii) filed such materials with the Securities and Exchange Commission (the "SEC"); and (iii) received approval, to the extent necessary, from the SEC of such proxy materials prior to consummation of the Acquisition.

         (d) Tax Clearance Certificates. The Seller shall have obtained, from every jurisdiction in which the Seller conducts its business operations and is required to pay taxes, a tax clearance certificate or similar document indicating that the Seller has paid all taxes due to the respective jurisdiction's taxing authority.

         (e) Fairness Opinion. The Seller, shall have obtained a fairness opinion regarding the terms of the Acquisition.

         (f) Conduct of the Business. From the date of this LOI until the closing date, the Seller (i) shall continue to operate the business as it has in the past and shall not engage in any transactions outside the ordinary course of business; (ii)
                  shall continue to make regularly scheduled payments on its existing debt; (iii) shall not make any material expenditures or incur any additional indebtedness except in the ordinary course of business; and (iv) shall not make any distributions to stockholders or bonus payments to employees and shall not increase any employee's salary other than a regularly scheduled increase in the ordinary course of business.

         (g) Employment Arrangements. The Acquiror shall have entered into satisfactory employment arrangements with key employees of the Seller to be designated by the Acquiror.

         (h) Further Assurances. The Seller and its officers and directors shall execute all documents necessary and do all such further deeds, acts, things and assurances that may be reasonably requested by Acquiror for carrying out the intention of or facilitating the consummation of the Acquisition, including, without limitation, deeds, acts and things required to be performed post-closing.

         (i) Absence of Adverse Change. There shall have been no material adverse change in the business, properties, operations, condition (financial or otherwise), prospects, assets or liabilities of the Seller or the business since the date of the Seller's last audited financial statement and all representations and warranties of the Seller in the merger agreement shall be true and accurate and all covenants therein shall have been performed.

         (j) Government and Third Party Approvals. The Acquisition shall have been approved by all government agencies and third parties from whom such approval
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September 11, 2003

                  is required and no court or governmental entity shall have issued an injunction preventing, limiting or restricting the Acquisition.

         (k) Corporate and Stockholder Approvals. The Acquisition shall have been approved by the Boards of Directors of the Acquiror and the Seller, and by the Seller's stockholders.

         (l) Financing. Attached Exhibit A is the proof of Acquiror's bank statement.

         (m) Closing Date. The Seller and the Acquiror shall use their best efforts to close the Acquisition no later than December 31, 2003.

3.       Broker. There is no Broker or Agent involved in this transaction.

4. Expenses. Except as otherwise expressly provided herein, all parties will be responsible for their own costs and expenses, including attorney fees, incurred in connection with the transactions contemplated by this LOI.

5. Indemnification. Acquiror agrees to indemnify and hold Seller harmless for any and all fees and expenses required to be paid, if any, by Seller pursuant to Section 7.3 of that certain Agreement and Plan of Merger by and between Oblique, Inc. and Seller dated as of June 13, 2003 in the event Buyer and Seller do not consummate the Acquisition.

6.       Confidentiality.  The Seller  and the  Acquiror  agree that  except for disclosures (i) required by law or governmental or other rules and regulations (including rules of any stock exchange) by which any of the parties hereto are bound (it being agreed that anything set forth in a proxy statement or any other document filed pursuant to law will be deemed required by law); (ii) to employees, officers, directors, stockholders, agents, attorneys, accountants, lenders and other representatives of and advisers to the parties hereto who need to know the information for the purpose of assisting such party in connection with the transactions contemplated hereby; and (iii) disclosures ordered by any court of competent jurisdiction over any party hereto, the terms of this LOI or any aspect of the Acquisition shall be strictly confidential and will not be communicated to any person or entity without the written consent of the other party hereto. Any public announcement or press release of information with respect to the transactions contemplated by this LOI will be in the form approved by both parties hereto and their respective counsel. -

7. Termination. Acquiror acknowledges and agrees that prior to the execution of a definitive merger agreement Seller may terminate this agreement if it accepts a bona fide offer providing for the purchase, merger or acquisition of Seller which the Board of Directors in its discretion has determined is a superior offer with respect to pricing or other material terms.
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September 11, 2003

8. Expiration. The proposal set forth in this LOI will terminate at 5:00 p.m. PST, on ______________________ unless countersigned in the place indicated below and returned to the Acquiror by such time and date.

         Please acknowledge your intent to proceed with the Acquisition on the basis outlined in this LOI by signing where indicated below and returning one signed original to the Acquiror to the attention of the undersigned at 6 Results Way, Cupertino, CA 95014.

                                          Acorn Campus Fund II, LLC



                                          By: __________________________________
                                                   General Partner/CFO

Agreed to and Accepted this

_____ day of ___________, 2003.

Asante Technologies, Inc.

By:
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Name:
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Title:
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